Exhibit 99.9(a)


                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated February 1, 2006, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and HSBC Mortgage Corporation (USA) as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer", and together with the Seller, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-3AR (the "Trust") and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

     1. (a) The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit I (the "Mortgage Loans") and (b) except as described below, all of its rights and obligations under that certain Mortgage Loan Sale And Servicing Agreement (the "Sale and Servicing Agreement"), dated as of August 1, 2005, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller and servicer, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans (the "First Assignment and Assumption").

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.04 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

          (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Assignee hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Assignee (the "Second Assignment and Assumption"), and the Company hereby acknowledges the Second Assignment and Assumption.

Recognition of the Company
--------------------------

     2. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust under the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among the Assignor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and securities administrator and the Trustee, will be the owner of the Mortgage Loans, (ii) notwithstanding anything stated to the contrary herein, the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, provided that it is understood and agreed that the Company shall look to Assignor for performance of any obligations of the Assignor that have not been assigned to Assignee and its successors as set forth herein, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Sale and Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

     Representations and Warranties of the Company
     ---------------------------------------------

     3. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

          a. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          b. The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement;

          d. There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Sale and Servicing Agreement, and the Company is solvent.

     4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, National Association
          ABA Number: 121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: 50896100, MSM 2006-3AR

     The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, National Association
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Client Manager, MSM 2006-3AR
          Office Number: (410) 884-2000
          Telecopier: (410) 715-2380

     5. Pursuant to Section 14 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Sale and Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

     6. Remedies for Breach of Representations and Warranties.

          a. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

          b. It is expressly understood and agreed by the parties hereto that
     (i) this Agreement is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

     7. Representations and Warranties of Other Parties

          a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the Sale and Servicing Agreement or this Agreement.

          b. Each of the parties hereto (other than the Company) represents and warrants that it is duly and legally authorized to enter into this Agreement.

          c. Each of the Assignor and Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     8. Amendments to the Sale and Servicing Agreement

     The parties to this Agreement hereby agree to amend the Sale and Servicing Agreement with respect to the Specified Mortgage Loans, as follows:

     (a) "Business Day" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

     (b) "Eligible Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

     (c) The definition of "Remittance Date" in Section 1 is hereby amended and restated in its entirety as follows:

          "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the prior Business Day)."

     (d) The second sentence of the definition of "Servicing Fee" in Section 1 is hereby amended and restated in its entirety as follows:

          "Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

     (e) The definition of "Servicing Fee Rate" in Section 1 is hereby amended and restated in its entirety as follows:

          "Servicing Fee Rate: With respect to each Mortgage Loan, an amount equal to 0.250% per annum."

     (f) The first sentence of the second paragraph of Subsection 11.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not permit any modification with respect to any Mortgage Loan which materially and adversely affects the Mortgage Loan, including without limitation, any modification that would defer or forgive the payment of any principal or interest or any penalty or premium on the prepayment of principal, change the outstanding principal amount (except for actual payments of principal), make any future advances, extend the final maturity date or change the Mortgage Interest Rate, as the case may be, with respect to such Mortgage Loan."

     (g) The last paragraph of Subsection 11.01 of the Sale and Servicing Agreement is hereby deleted in its entirety.

     (h) Subsection 11.11 of the Sale and Servicing Agreement is hereby amended by adding the following at the end thereof:

          Upon the request of the Master Servicer, or the Purchaser or its designee, the Company shall cause to be delivered to such Master Servicer, Purchaser or its designee a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Master Servicer, Purchaser, or its designee.

     (i) The fifth paragraph of Subsection 11.12 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Purchaser, or its designee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references the Agreement and the Purchaser's (or its designee's) capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Purchaser, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

               In the event that the Purchaser, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Purchaser, or its designee, unless (x) the Servicer obtains an extension of REMIC status from the Internal Revenue Service or (y) the Purchaser, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Purchaser, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Purchaser, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or
          (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

     (j) The first sentence of Subsection 11.15 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "Statements to the Master Servicer. Not later than the tenth calendar day of each month (or, if such 10th day is not a Business Day, the following Business Day) the Servicer shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Servicer and the Master Servicer. The information required shall consist of that which is substantially in the form of Exhibit II hereto or such other form as may be mutually agreed upon by the Servicer and the Master Servicer, taking into consideration the status of the subject loans and the availability of the requested information.

     (k) Subsection 11.19 and Subsection 11.20 of the Sale and Servicing Agreement are hereby deleted.

     (l) Subsection 12.01(b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

          "failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty (60) days (or, in the case of the annual assessment of servicing compliance required under Subsection 11.25, five (5) days);

     (m) The word "or" is deleted from the end of Subsection 12.01(d), the word "or" is added at the end of Subsection 12.01(e) and the following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Subsection 12.01(f):

          "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 2.04 and 2.05 of the Regulation AB Addendum which failure continues unremedied after the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

     (n) The first sentence of Subsection 13.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "Termination. The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer); or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder.

     (o) Subsection 13.02 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

          "[Reserved.]"

     (p) The fourth paragraph of Section 14 of the Sale and Servicing Agreement is hereby deleted in its entirety.

     (q) The first sentence of Subsection 16.01 is hereby amended by adding the words ", including any Master Servicer" after the words "employees and agents" therein.

     (r) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 36:

               "Third Party Beneficiary. For purposes of this Agreement, including but not limited the Regulation AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     (s) Exhibit 6 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit II attached hereto.

     (t) Exhibit 8 to the Sale and Servicing Agreement is hereby deleted in its entirety.

     (u) Subsections 11.19 and 11.20 to the Sale and Servicing Agreement are hereby deleted in their entirety and replaced with Sections 2.04 and 2.05 of the Regulation AB Addendum attached hereto.

     (v) The terms and provisions contained in the Regulation AB Addendum attached to this Agreement as Exhibit III are hereby incorporated into the Sale and Servicing Agreement.


Miscellaneous
-------------

     9. Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Company, and the Trustee shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent as follows:

     In the case of the Assignee:

          Morgan Stanley Capital I Inc.
          1585 Broadway
          New York, New York 10036
          Attention: Morgan Stanley Mortgage Loan Trust 2006-3AR

     In the case of the Trustee:

          LaSalle Bank National Association
          135 South LaSalle Street, Suite 1625
          Chicago, Illinois 60603
          Attention: Global Securities and Trust Services MSM 2006-3AR


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


     In the case of the Company:

          HSBC Mortgage Corporation (USA)
          2929 Walden Ave
          Depew, NY 14043
          Attention:  Lori A. Miller

     10. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (except for Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     11. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     12. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

     13. Each of this Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.

     14. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     15. In the event that any provision of this Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

     16. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement.

     17.  The Assignee will hold information in confidence as set forth in
          Section 32 of the Sale and Servicing Agreement, provided such information may be disclosed to regulatory or administrative authorities or attorneys, auditors or agents in the performance of the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                    MORGAN STANLEY MORTGAGE CAPITAL INC.


                                    By:  /s/ Steven Shapiro
                                         ------------------------------------
                                    Name:  Steven Shapiro
                                    Title: Executive Director


                                    MORGAN STANLEY CAPITAL I INC.


                                    By:  /s/ Steven Shapiro
                                         ------------------------------------
                                    Name:  Steven Shapiro
                                    Title: Vice President


                                    HSBC MORTGAGE CORPORATION (USA)


                                    By:  /s/ Lorie Miller
                                         ------------------------------------
                                    Name:  Lorie Miller
                                    Title: Assistant Vice President/
                                           Investor Accounting



Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Darron C. Woodus
    ----------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President


LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-3AR


By: /s/ Susan L. Feld
    ----------------------------------
    Name:  Susan L. Feld
    Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]


Exhibit IIA: Standard File Layout - Delinquency Reporting

------------------------------------ -------------------------------------------------------------- ----------- ----------------
Column/Header Name                                            Description                            Decimal    Format Comment
------------------------------------ -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                    A unique number assigned to a loan by the Servicer.  This
                                     may be different than the LOAN_NBR
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                             A unique identifier assigned to each loan by the originator.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                           Servicer Client Number
------------------------------------ -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                    Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                  First Name of the Borrower.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                   Last name of the borrower.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                         Street Name and Number of Property
------------------------------------ -------------------------------------------------------------- ----------- ----------------
PROP_STATE                           The state where the  property located.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                             Zip code where the property is located.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE               The date that the borrower's next payment is due to the                    MM/DD/YYYY
                                     servicer at the end of processing cycle, as reported by
                                     Servicer.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                            Loan Type (i.e. FHA, VA, Conv)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE              The chapter under which the bankruptcy was filed.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                  The case number assigned by the court to the bankruptcy
                                     filing.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE               The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                     by the courts
------------------------------------ -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE           The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                     Dismissal, Discharged and/or a Motion For Relief Was
                                     Granted.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                   The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                        The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE               The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE               The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                 The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                     instructions to begin foreclosure proceedings.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE               Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                     Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                     Action
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE            The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                     The actual date of the foreclosure sale.                                   MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                      The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                  The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE              The date the court revokes legal possession of the property                MM/DD/YYYY
                                     from the borrower.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                           The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
LIST_DATE                            The date an REO property is listed at a particular price.                  MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                            The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                      The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                     The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE              Actual Date Of REO Sale                                                    MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                        Classification of how the property is occupied.
------------------------------------ -------------------------------------------------------------- ----------- ----------------




------------------------------------ -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                  A code that indicates the condition of the property.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                 The date a  property inspection is performed.                              MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                       The date the appraisal was done.                                           MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                        The current "as is" value of the property based on brokers         2
                                     price opinion or appraisal.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                    The amount the property would be worth if repairs are              2
                                     completed pursuant to a broker's price opinion or appraisal.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
If applicable:
--------------
------------------------------------ -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                   FNMA Code Describing Status of Loan
------------------------------------ -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                   The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                  Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                     Insurance Company.
------------------------------------ -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                         Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                   Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                    Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                       Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                 Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                     Insurer
------------------------------------ -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                  Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE          Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                 Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE           Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT            Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                  Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                   Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
------------------------------------ -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                    Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                                or dollar
                                                                                                                signs ($)
------------------------------------ -------------------------------------------------------------- ----------- ----------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o   ASUM-   Approved Assumption
     o   BAP-    Borrower Assistance Program
     o   CO-     Charge Off
     o   DIL-    Deed-in-Lieu
     o   FFA-    Formal Forbearance Agreement
     o   MOD-    Loan Modification
     o   PRE-    Pre-Sale
     o   SS-     Short Sale
     o   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o   Mortgagor
     o   Tenant
     o   Unknown
     o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o   Damaged
     o   Excellent
     o   Fair
     o   Gone
     o   Good
     o   Poor
     o   Special Hazard
     o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

     ------------------------ --------------------------------------------
     Delinquency Code         Delinquency Description
     ------------------------ --------------------------------------------
     001                      FNMA-Death of principal mortgagor
     ------------------------ --------------------------------------------
     002                      FNMA-Illness of principal mortgagor
     ------------------------ --------------------------------------------
     003                      FNMA-Illness of mortgagor's family member
     ------------------------ --------------------------------------------
     004                      FNMA-Death of mortgagor's family member
     ------------------------ --------------------------------------------
     005                      FNMA-Marital difficulties
     ------------------------ --------------------------------------------
     006                      FNMA-Curtailment of income
     ------------------------ --------------------------------------------
     007                      FNMA-Excessive Obligation
     ------------------------ --------------------------------------------
     008                      FNMA-Abandonment of property
     ------------------------ --------------------------------------------
     009                      FNMA-Distant employee transfer
     ------------------------ --------------------------------------------

     ------------------------ --------------------------------------------
     011                      FNMA-Property problem
     ------------------------ --------------------------------------------
     012                      FNMA-Inability to sell property
     ------------------------ --------------------------------------------
     013                      FNMA-Inability to rent property
     ------------------------ --------------------------------------------
     014                      FNMA-Military Service
     ------------------------ --------------------------------------------
     015                      FNMA-Other
     ------------------------ --------------------------------------------
     016                      FNMA-Unemployment
     ------------------------ --------------------------------------------
     017                      FNMA-Business failure
     ------------------------ --------------------------------------------
     019                      FNMA-Casualty loss
     ------------------------ --------------------------------------------
     022                      FNMA-Energy environment costs
     ------------------------ --------------------------------------------
     023                      FNMA-Servicing problems
     ------------------------ --------------------------------------------
     026                      FNMA-Payment adjustment
     ------------------------ --------------------------------------------
     027                      FNMA-Payment dispute
     ------------------------ --------------------------------------------
     029                      FNMA-Transfer of ownership pending
     ------------------------ --------------------------------------------
     030                      FNMA-Fraud
     ------------------------ --------------------------------------------
     031                      FNMA-Unable to contact borrower
     ------------------------ --------------------------------------------
     INC                      FNMA-Incarceration
     ------------------------ --------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

     ------------------------ --------------------------------------------
           Status Code        Status Description
     ------------------------ --------------------------------------------
               09             Forbearance
     ------------------------ --------------------------------------------
               17             Pre-foreclosure Sale Closing Plan Accepted
     ------------------------ --------------------------------------------
               24             Government Seizure
     ------------------------ --------------------------------------------
               26             Refinance
     ------------------------ --------------------------------------------
               27             Assumption
     ------------------------ --------------------------------------------
               28             Modification
     ------------------------ --------------------------------------------
               29             Charge-Off
     ------------------------ --------------------------------------------
               30             Third Party Sale
     ------------------------ --------------------------------------------
               31             Probate
     ------------------------ --------------------------------------------
               32             Military Indulgence
     ------------------------ --------------------------------------------
               43             Foreclosure Started
     ------------------------ --------------------------------------------
               44             Deed-in-Lieu Started
     ------------------------ --------------------------------------------
               49             Assignment Completed
     ------------------------ --------------------------------------------
               61             Second Lien Considerations
     ------------------------ --------------------------------------------
               62             Veteran's Affairs-No Bid
     ------------------------ --------------------------------------------
               63             Veteran's Affairs-Refund
     ------------------------ --------------------------------------------
               64             Veteran's Affairs-Buydown
     ------------------------ --------------------------------------------
               65             Chapter 7 Bankruptcy
     ------------------------ --------------------------------------------
               66             Chapter 11 Bankruptcy
     ------------------------ --------------------------------------------
               67             Chapter 13 Bankruptcy
     ------------------------ --------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
Column Name               Description                                          Decimal Format Comment                    Max Size
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SER_INVESTOR_NBR          A value assigned by the Servicer to define a group           Text up to 10 digits                    20
                          of loans.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
LOAN_NBR                  A unique identifier assigned to each loan by the             Text up to 10 digits                    10
                          investor.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the                    Text up to 10 digits                    10
                          Servicer.  This may be different than the LOAN_NBR.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
BORROWER_NAME             The borrower name as received in the file.  It is            Maximum length of 30 (Last,             30
                          not separated by first and last name.                        First)
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest      2    No commas(,) or dollar signs ($)        11
                          payment that a borrower is expected to pay, P&I
                          constant.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.     4    Max length of 6                          6
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
NET_INT_RATE              The loan gross interest rate less the service fee       4    Max length of 6                          6
                          rate as reported by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by       4    Max length of 6                          6
                          the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported        2    No commas(,) or dollar signs ($)        11
                          by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
NEW_PAY_AMT               The new loan payment amount as reported by the          2    No commas(,) or dollar signs ($)        11
                          Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.          4    Max length of 6                          6
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
ARM_INDEX_RATE            The index the Servicer is using to calculate a          4    Max length of 6                          6
                          forecasted rate.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the          2    No commas(,) or dollar signs ($)        11
                          beginning of the processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end      2    No commas(,) or dollar signs ($)        11
                          of the processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the             MM/DD/YYYY                              10
                          borrower's next payment is due to the Servicer, as
                          reported by Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_CURT_AMT_1           The first curtailment amount to be applied.             2    No commas(,) or dollar signs ($)        11
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_CURT_DATE_1          The curtailment date associated with the first               MM/DD/YYYY                              10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment       2    No commas(,) or dollar signs ($)        11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------


SERV_CURT_AMT_2           The second curtailment amount to be applied.            2    No commas(,) or dollar signs ($)        11
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_CURT_DATE_2          The curtailment date associated with the second              MM/DD/YYYY                              10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment      2    No commas(,) or dollar signs ($)        11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_CURT_AMT_3           The third curtailment amount to be applied.             2    No commas(,) or dollar signs ($)        11
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SERV_CURT_DATE_3          The curtailment date associated with the third               MM/DD/YYYY                              10
                          curtailment amount.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment       2    No commas(,) or dollar signs ($)        11
                          amount, if applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
PIF_AMT                   The loan "paid in full" amount as reported by the       2    No commas(,) or dollar signs ($)        11
                          Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
PIF_DATE                  The paid in full date as reported by the Servicer.           MM/DD/YYYY                              10
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
                                                                                       Action Code Key: 15=Bankruptcy,          2
                                                                                       30=Foreclosure,, 60=PIF,
                                                                                       63=Substitution, 65=Repurchase,
                                                                                       70=REO
ACTION_CODE               The standard FNMA numeric code used to
                          indicate the default/delinquent status
                          of a particular loan.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
INT_ADJ_AMT               The amount of the interest adjustment as reported       2    No commas(,) or dollar signs ($)        11
                          by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if            2    No commas(,) or dollar signs ($)        11
                          applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.         2    No commas(,) or dollar signs ($)        11
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if        2    No commas(,) or dollar signs ($)        11
                          applicable.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at       2    No commas(,) or dollar signs ($)        11
                          the beginning of the cycle date to be passed
                          through to investors.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors        2    No commas(,) or dollar signs ($)        11
                          at the end of a processing cycle.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the       2    No commas(,) or dollar signs ($)        11
                          Servicer for the current cycle -- only
                          applicable for Scheduled/Scheduled
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
SCHED_NET_INT             The scheduled gross interest amount less the            2    No commas(,) or dollar signs ($)        11
                          service fee amount for the current cycle
                          as reported by the Servicer -- only
                          applicable for Scheduled/Scheduled
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
ACTL_PRIN_AMT             The actual principal amount collected by the            2    No commas(,) or dollar signs ($)        11
                          Servicer for the current reporting cycle
                          -- only applicable for Actual/Actual
                          Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
ACTL_NET_INT              The actual gross interest amount less the service       2    No commas(,) or dollar signs ($)        11
                          fee amount for the current reporting
                          cycle as reported by the Servicer --
                          only applicable for Actual/Actual Loans.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------

PREPAY_PENALTY_ AMT       The penalty amount received when a borrower             2    No commas(,) or dollar signs ($)        11
                          prepays on his loan as reported by the Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived       2    No commas(,) or dollar signs ($)        11
                          by the servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------

------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
MOD_DATE                  The Effective Payment Date of the Modification for           MM/DD/YYYY                              10
                          the loan.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
MOD_TYPE                  The Modification Type.                                       Varchar - value can be alpha or
                                                                                       numeric                                 30
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest          2    No commas(,) or dollar signs ($)        11
                          advances made by Servicer.
------------------------- ---------------------------------------------------- ------- --------------------------------- ---------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
         (u)

         (v) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable. Required documentation:
                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period
                     of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history
                    showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the
                    decision and WFB's approved Officer Certificate
                  * Unusual or extraordinary items may require further
                    documentation.
         13. The total of lines 1 through 12.
         (w) Credits:
             --------

         14-21. Complete as applicable. Required documentation:
                * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow
                  Agent / Attorney
                    Letter of Proceeds Breakdown.
                * Copy of EOB for any MI or gov't guarantee * All other
                  credits need to be clearly defined on the 332 form
         22.    The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
         ------------      A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         ------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                 Date:  _______________
         Phone:  ______________________   Email Address:_____________________

---------------------  ---------------------   -------------------------------
Servicer Loan No.      Servicer Name           Servicer Address


---------------------  ---------------------   -------------------------------


         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: ____________________________________________________
         Property Address: _____________________________________________________


         Liquidation Type: REO Sale    3rd Party Sale    Short Sale   Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown   Yes     No
         If "Yes", provide deficiency or cramdown amount _______________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan  $__________(1)
         (2)  Interest accrued at Net Rate                       __________(2)
         (3)  Accrued Servicing Fees                             __________(3)
         (4)  Attorney's Fees                                    __________(4)
         (5)  Taxes (see page 2)                                 __________(5)
         (6)  Property Maintenance                               __________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)          __________(7)
         (8)  Utility Expenses                                   __________(8)
         (9)  Appraisal/BPO                                      __________(9)
         (10) Property Inspections                               __________(10)
         (11) FC Costs/Other Legal Expenses                      __________(11)
         (12) Other (itemize)                                    __________(12)
                  Cash for Keys__________________________        __________(12)
                  HOA/Condo Fees_______________________          __________(12)
                  ______________________________________         __________(12)

                  Total Expenses                                $__________(13)
         Credits:
         (14) Escrow Balance                                    $__________(14)
         (15) HIP Refund                                        ___________(15)
         (16) Rental Receipts                                   ___________(16)
         (17) Hazard Loss Proceeds                              ___________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance      ___________(18a)
         HUD Part A

         HUD Part B                                             ___________(18b)

         (18b) HUD Part B
         (19) Pool Insurance Proceeds                           ____________(19)
         (20) Proceeds from Sale of Acquired Property           ____________(20)
         (21) Other (itemize)                                   ____________(21)
              _________________________________________         ____________(21)

              Total Credits                                     $___________(22)
         Total Realized Loss (or Amount of Gain)                $___________(23)

Escrow Disbursement Detail


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------
      Type           Date Paid        Period of       Total Paid       Base Amount      Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------


------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

                                  EXHIBIT III

                       REGULATION AB COMPLIANCE ADDENDUM
           TO SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                                  WITNESSETH

         WHEREAS, the Company and the Purchaser have agreed to adopt an addendum to the Mortgage Loan Sale and Servicing Agreement dated as of August 1, 2005, to reflect the intention of the parties to comply with Regulation AB.

         NOW, THEREFORE, in consideration of the mutual promises and mutual obligations set forth herein, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                                 DEFINED TERMS

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         Commission:  The United States Securities and Exchange Commission.

         Company Information:  As defined in Section 2.07(a).

         Depositor: With respect to any Securitization Transaction, the Person identified in writing to the Company by the Purchaser as depositor for such Securitization Transaction.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Indemnified Party:  each Party described in the first sentence of
Section 2.07(a) hereof.

         Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 270 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

         Reconstitution:  Any Securitization Transaction or Whole Loan Transfer.

         Reconstitution Agreement: An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly by the Purchaser to an issuing entity in connection with an issuance of publicly offered, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Servicer:  As defined in Section 2.03(c).

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB for which the Company is responsible in its capacity as Servicer as identified on Exhibit B-1 hereto, provided that such Exhibit B-1 may be amended from time to time to reflect changes in Regulation AB.

         Sponsor: With respect to any Securitization Transaction, the Person identified in writing to the Company by the Purchaser as sponsor for such Securitization Transaction.

         Static Pool Information: Static pool information as described in Item 1l05(a)(l)-(3) and 1105(c) of Regulation AB.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans pursuant to a Reconstitution Agreement but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans (serviced by the Company under a Reconstitution Agreement) under the direction or authority of the Company or a Subservicer.

         Subservicer: Any Person that services Mortgage Loans on behalf of the Company (as servicer under a Reconstitution Agreement) or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

         Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

         Whole Loan Transfer: Any sale or transfer by the Purchaser of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                  ARTICLE II
                         COMPLIANCE WITH REGULATION AB

         Section 2.01.     Intent of the Parties; Reasonableness.
                           -------------------------------------

         The Purchaser and the Company acknowledge and agree that the purpose of Article II of this Reg AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Reg AB Addendum shall be applicable to all Mortgage Loans included in a Securitization Transaction closing on or after January 1, 2006, regardless whether the Mortgage Loans were purchased by the Purchaser from the Company prior to the date hereof. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

         The Purchaser and the Company also acknowledge and agree Section 2.02(a)(i)-(v), Section 2.03(c), (e) and (f), Section 2.04, Section 2.05 and
Section 2.06 of this Reg AB Addendum shall only be applicable with respect to any Mortgage Loan if the Company (or Subservicer, if any) services such Mortgage Loan following the closing date of a related Securitization Transaction. The Purchaser and the Company also acknowledge and agree that this Reg AB Addendum is intended to supplement the terms of the Agreement and, to the extent inconsistent, the rights and obligations under the Agreement shall continue to apply with respect to any Reconstitution (as defined in the Agreement) that is not covered by the definition of "Securitization Transaction" in this Reg AB Addendum; provided, however, that the requirement to provide an accountants' report pursuant to Section 6.05 of the Agreement shall be deemed satisfied with respect to any Reconstitution that occurs on or following the date hereof by providing an accountants' attestation that satisfies the requirements of Section 2.05(a)(ii) of this Reg AB Addendum.

         For purposes of this Reg AB Addendum, the term "Purchaser" shall refer to Morgan Stanley Mortgage Capital Inc. and its successors in interest and assigns. In addition, any notice or request that must be "in writing" or "written" may be made by electronic mail.

         For the purposes of clarification, the covenants of this clause (ii) are applicable only with respect to the Specified Mortgage Loans.



         Section 2.02. Additional Representations and Warranties of the Company.
                       --------------------------------------------------------

         (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event with respect to the Company has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that are reasonably expected to have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified in writing to the Company by the related Depositor of a type described in Item 1119 of Regulation AB.

         The Company hereby represents and warrants that it is unable without unreasonable effort or expense to provide (i) Static Pool Information with respect to mortgage loans that the Company has sold on a servicing-released basis, other than such information as relates to "original characteristics" as described in Item 1105(a)(3)(iii) of Regulation AB and (ii) Static Pool Information regarding cumulative losses with respect to any mortgage loans originated prior to January 1, 2006.

         (b) If so requested in writing by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2.03, the Company shall use its reasonable best efforts to within five (5) Business Days, but in no event later than ten (10) Business Days, following such request confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

         Section 2.03.     Information to Be Provided by the Company.
                           -----------------------------------------

         In connection with any Securitization Transaction, the Company shall use its reasonable best efforts to (i) within five (5) Business Days, but in no event later than ten (10) Business Days, following written request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

         (a) If so requested in writing by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and
(iii) as applicable, each Subservicer, as is reasonably requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum (so long as required by Regulation AB):

                  (A) the originator's form of organization;

                  (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
         Item 1110(b)(2) of Regulation AB;

                  (C) a description of any legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer that would be material to securityholders; and

                  (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                           (1)      the sponsor;
                           (2)      the depositor;
                           (3)      the issuing entity;
                           (4)      any servicer;
                           (5)      any trustee;

                           (6)      any originator;
                           (7)      any significant obligor;
                           (8) any enhancement or support provider; and (9) any other material transaction party.

         (b) If so requested in writing by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) vintage origination year Static Pool Information with respect to mortgage loans of a similar type as the Mortgage Loans (as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator, but in each case only to the extent that (x) such mortgage loans were originated after July 2004 and (y) (A) the Company has not sold such mortgage loans on a servicing-released basis or (B) such information relates to "original characteristics" as described in Item 1105(a)(3)(iii) of Regulation AB. Notwithstanding the preceding sentence, the Company shall not be required to provide Static Pool Information regarding cumulative losses with respect to any mortgage loans originated prior to January 1, 2006. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(2)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor, except for such changes as the Purchaser shall reasonably request to the extent necessary to comply with Regulation AB. Such Static Pool Information for each vintage origination year shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

         Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company, subject to such time limits as mutually agreed to by the Company and the Purchaser or the Depositor, as applicable.

         If so requested in writing by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Reg AB Addendum), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

         (c) If so requested in writing by the Purchaser or any Depositor with respect to any Securitization Transaction for which 20% or more of the pool assets (measured by cut-off date principal balance) are serviced by the Company and any Subservicer, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with
Item 1108 of Regulation AB. Such information shall include, at a minimum (so long as required by Regulation AB):

                  (A) the Servicer's form of organization;

                  (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                           (1) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                           (2) the extent of outsourcing the Servicer
                  utilizes;

                           (3) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                           (4) whether the Servicer has been terminated as
                  servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                           (5) such other information as the Purchaser or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under the Agreement or any Reconstitution Agreement;

                  (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                  (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

         (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings [pending against] the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

         (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested in writing by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

         (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                 (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                 (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
        AB); and

                 (iii) information regarding changes to any Mortgage Loans serviced by the Company or its Subservicers (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets as it relates to a substitution (Item 1121(a)(14) of Regulation AB).

         (g) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification and, no more than once a year, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance Policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder, which items may be accepted in the forms acceptable to the Company's and Subservicer's regulators or the agencies.

         Section 2.04.     Servicer Compliance Statement.
                           -----------------------------

         On or before March 15 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

         Section 2.05.     Report on Assessment of Compliance and Attestation.
                           --------------------------------------------------

         (a) On or before March 15 of each calendar year, commencing in 2007, the Company shall:

                  (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor; provided, however, that such report may be in the form customarily provided by the Company, and need not be customized for the Purchaser or such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on Exhibit B-1 hereto delivered to the Purchaser concurrently with the execution of this Reg AB Addendum;

                  (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                  (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) above, to deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Company, in the form attached hereto as Exhibit A-1

The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

         (b) Each assessment of compliance provided by a Subservicer pursuant to Section 2.05(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B-1 hereto delivered to the Purchaser concurrently with the execution of this Reg AB Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2.06.

         Section 2.06.     Use of Subservicers and Subcontractors.
                           --------------------------------------

         The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not authorize any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

         (a) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2.02, 2.03(c), (e), (f) and
(g), 2.04, 2.05 and 2.07 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 2.03(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered. For the purposes of clarification, the covenants of this clause (i) are applicable only with respect to those Mortgage Loans being securitized in a Securitization Transaction pursuant to which the Company has entered into a Reconstitution Agreement..

         (b) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and
(C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Reg AB Addendum to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subservicer and Subcontractor under Section 2.05, in each case as and when required to be delivered. For the purposes of clarification, the covenants of this clause (b) are applicable only with respect to those Mortgage Loans being securitized in a Securitization Transaction pursuant to which the Company has entered into a Reconstitution Agreement.



         Section 2.07.     Indemnification; Remedies.
                           -------------------------

         (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including but not limited to each master servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates (each, an "Indemnified Party") of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article II by or on behalf of the Company, or provided under this Article II by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any breach by the Company under this Article II, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                  (iii) any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

                  (iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other

         In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

         (b) (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                  (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 2.04 or 2.05, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied after the date on which written notice of such failure was required to be delivered shall constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                  Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (ii)(B) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans

                  (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                  EXHIBIT A-1

                         FORM OF ANNUAL CERTIFICATION

    Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among
        [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of HSBC
Mortgage Corporation (USA), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B-1 to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                 Date:
                                          -------------------------------------


                                 By:
                                          -------------------------------------
                                          Name:

                                          Title:

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any
                       performance or other triggers and events of default                                X
1122(d)(1)(i)          in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
                       maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an              X
                       investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
                       forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                      21

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
                       Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction
                       agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
                       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
                       statements.
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------


                                      22

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained
                       as required by X the transaction agreements or related
                       mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as required by the             X
                       transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(ix)      Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------


                                      23

----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(x)       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(xi)      Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts
                       are recognized and X recorded in accordance with the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified
                       in Item 1114(a)(1) through (3) or Item 1115 of
                       Regulation AB, is maintained as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                     [HSBC MORTGAGE CORPORATION (USA)] [NAME OF
                                     SUBSERVICER]


                                     Date:
                                              ---------------------------------



                                     By:
                                              ---------------------------------
                                              Name:

                                              Title



                                      25